UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 20, 2025, CenterPoint Energy Houston Electric, LLC (the “Company”), Mizuho Bank, Ltd., as administrative agent, and the banks party thereto entered into a First Amendment to the Term Loan Agreement (the “First Amendment”), amending the Company’s Term Loan Agreement dated as of June 24, 2024 (the “Term Loan Agreement”). The First Amendment extended the maturity date of the Term Loan Agreement from December 24, 2025 to March 31, 2026.

Affiliates of the banks party to the Term Loan Agreement have performed depository and other banking, investment banking, trust, investment management and advisory services for the Company and its affiliates (including participating in the credit facilities of the Company and its affiliates) from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of their business.

Copies of the Term Loan Agreement and the First Amendment described above have been filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the First Amendment.

Item 9.01	Financial Statements and Exhibits.

The exhibits listed below are filed herewith. Agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreements should not be relied upon as constituting or providing any factual disclosures about the Company, any other persons, any state of affairs or other matters.

(d)            Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Term Loan Agreement dated as of June 24, 2024 among CenterPoint Energy Houston Electric, LLC as borrower, Mizuho Bank, Ltd., as administrative agent, and the banks party thereto (incorporated by reference to Exhibit 10.1 to CenterPoint Energy, Inc.’s Form 8-K filed on June 24, 2024).
10.2	First Amendment to Term Loan Agreement dated as of November 20, 2025 among CenterPoint Energy Houston Electric, LLC as borrower, Mizuho Bank, Ltd., as administrative agent, and the banks party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: November 20, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer